ACUITAS US MICROCAP FUND (the “Fund”)

Supplement dated April 1, 2019, to the Prospectus dated November 1, 2018, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

1.
Effective May 31, 2019, the first paragraph in the section entitled “Principal Investment Strategies” for the Acuitas US Microcap Fund, on page 8 of the Prospectus, will be deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of microcap companies that (i) are headquartered in the United States, or (ii) generate at least 50% of their revenue from activity in the United States. For the purposes of this policy, microcap companies are those with market capitalizations of less than $1 billion at time of purchase. The Fund will invest primarily in equity securities, which may include common stock, preferred stock, depositary receipts, common and preferred stock of real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”) consisting primarily of common stocks, rights, warrants, initial public offerings (“IPOs”), publicly traded partnerships, and securities convertible into common stock.

2.
Effective May 31, 2019, the first paragraph in the section entitled “Additional Information Regarding Principal Investment Strategies” for the Acuitas US Microcap Fund, on page 15 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of microcap companies that (i) are headquartered in the United States, or (ii) generate at least 50% of their revenue from activity in the United States. For the purposes of this policy, microcap companies are those with market capitalizations of less than $1 billion at time of purchase. The Fund will invest primarily in equity securities, which may include common stock, preferred stock, depositary receipts, common and preferred stock of real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”) consisting primarily of common stocks, rights, warrants, initial public offerings (“IPOs”), publicly traded partnerships, and securities convertible into common stock.

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For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.